UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 1, 2007
Date of Report (Date of earliest event reported)

NICOR INC.
(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
1844 Ferry Road
Naperville, Illinois 60563-9600
(Address of principal executive offices, including zip code)

(630) 305-9500
(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.”

On November 1, 2007, Nicor Inc. issued a press release announcing financial results for the quarter ended September 30, 2007 and provided 2007 earnings guidance. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.    Description

99.1                  Press release of Nicor Inc. issued November 1, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    NICOR INC.

Dated:  November 1, 2007                                   By:      /s/ KAREN K. PEPPING
                                                    Karen K. Pepping
                                Vice President, Controller and
                                                                                                                                                                Principal Accounting Officer

Exhibit Index

Exhibit
Number	Description of Document

99.1	Press release of Nicor Inc. issued November 1, 2007